Financial & Business Update

PHOENIX

December 5, 2014

Important Disclosures

PHOENIX

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management's beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of the restatement and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix's ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as "will," "anticipate," "believe," "plan," "estimate," "expect," "intend," "is targeting," "may," "should" and other similar words or expressions. Forward-looking statements are made based upon management's current expectations and beliefs and are not guarantees of future performance. Our ability to resume a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under "Investor Relations." You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this presentation, such statements or disclosures will be deemed to modify or supersede such statements in this presentation.

Returned to Current SEC Filer Status

PHOENIX

- Became a current SEC filer with the Third Quarter 2014 10-Q filing on November 21, 2014
- Filed all delayed reports subject to the SEC Administrative Order
- In compliance with NYSE listing requirements for periodic filings
- Satisfied amended retail bond indenture, which required the filing of certain SEC reports by March 16, 2015

GAAP Income Statement

PHOENIX

	Q1 2014	Q2 2014	Q3 2014	YTD Sept.30, 2014	YTD Sept.30, 2013
Total Revenues	$402.2	$416.8	$416.1	$1,235.1	$1,247.6
Total Benefits & Expenses	$437.2	$450.9	$432.8	$1,320.9	$1,357.4
Income (Loss) from Continuing Operations Before Income Taxes	**$(35.0)**	**$(34.1)**	**$(16.7)**	**$(85.8)**	**$(109.8)**
Income Tax Expense (Benefit)	(3.6)	(20.4)	1.3	(22.7)	12.1
Income (Loss) from Continuing Operations	**$(31.4)**	**$(13.7)**	**$(18.0)**	**$(63.1)**	**$(121.9)**
Loss from Discontinued Operations	(0.9)	(0.6)	(0.3)	(1.8)	(1.7)
Net Income (Loss)	**$(32.3)**	**$(14.3)**	**$(18.3)**	**$(64.9)**	**$(123.6)**
Less: Net Income (Loss) Attributable to Noncontrolling Interests	1.0	-	(0.1)	0.9	(0.3)
Net Income (Loss) Attributable to The Phoenix Companies, Inc.	**$(33.3)**	**$(14.3)**	**$(18.2)**	**$(65.8)**	**$(123.3)**

- Quarterly and year-to-date net losses were driven by financial reporting expenses, partially offset by strong investment results including historically low credit impairments, strong net investment income and a second quarter intraperiod tax allocation benefit
- Surrender ratios have significantly improved and are at historic norms
- Year-to-date overall mortality has been favorable to expectations

$ in millions

Financial Reporting Expenses

PHOENIX

	Q1 2014	Q2 2014	Q3 2014	YTD Sept. 30, 2014
Restatement Expenses	$32.9	$11.1	-	$44.0
SEC Reporting Catch-up and Remediation	-	7.0	13.1	20.1
2014 Audit Fees	6.3	6.3	6.3	18.9
Total	**$39.2**	**$24.4**	**$19.4**	**$83.0**

$ in millions

GAAP Balance Sheet

PHOENIX

	As of Dec. 31, 2013	As of Sept. 30, 2014
Total Assets	$21,624.6	$21,680.8
Total Liabilities	$21,040.9	$21,159.9
Total Stockholders' Equity	$583.7	$520.9
Indebtedness	$378.8	$378.9
Debt to Total Capital	39.4%	42.1%
Book Value per Share	$101.67	$90.60

> Year-to-date decrease in stockholders' equity and book value per share driven by net loss

> Increase in debt to total capital ratio driven by decrease in stockholders' equity

$ in millions except per share amounts

Strong Investment Portfolio

Total Credit Impairments



($22.8)
($12.3)
($7.2)
($4.1)
FY12
FY13
YTD Sept. 30, 2013
YTD Sept. 30, 2014

GAAP Net Investment Income



$829.3
$787.2
$584.4
$613.7
2012
2013
YTD Sept. 30, 2013
YTD Sept. 30, 2014

- Investment portfolio remains strong with credit impairments at historically low levels
- At 7.4% of available-for-sale debt securities, our exposure to below investment grade bonds is well within our target range of 6 – 10%
- Unrealized gains on available-for-sale debt securities of $644.2 million

As of September 30, 2014
$ in millions

Phoenix Life Insurance Company Statutory Results

PHOENIX

	As of Dec. 31, 2013	As of Sept. 30, 2014
Phoenix Life Statutory Surplus & AVR	$735.2	$774.9
Phoenix Life RBC Ratio[1]	337%	353%
Adjusted RBC Ratio[1,2]	390%	394%

	For the Year Ended Dec. 31, 2013	For the 9 Months Ended Sept. 30, 2014
Phoenix Life Statutory Net Gain From Operations	$79.8	$75.3
Phoenix Life Statutory Net Income (Loss)	$(21.0)	$85.0

> Phoenix Life statutory surplus & AVR increased $39.7 million from year-end 2013

[1] Estimated as of September 30, 2014
[2] Includes holding company cash and non-affiliated securities in excess of $50 million
$ in millions

Remediation Work is Underway

PHOENIX

	Actuarial	Investments	Financial Reporting
People	> Aligned staff responsibilities by product > Hired experienced GAAP actuaries including head of actuarial finance	> Aligned and added investment accounting resources	> Added staff with strong GAAP accounting expertise
Process	> Enhanced actuarial assumption review process > Formalized documentation standards > Enhanced reconciliation process > Enhanced analytical procedures > Partnered with pricing actuaries to improve testing for new product models and assumptions	> Formalized impaired investments process > Established new process and controls for measuring derivative non-performance risk > Enhanced reconciliation process > Enhanced analytical procedures	> Improved project management of workstreams > Enhanced reconciliation process > Enhanced analytical procedures
Technology	> Continued conversion of actuarial models	> Replaced valuation model for sinking fund bonds	> Implemented web solution for producing SEC filings

This slide reflects the internal organization of the remediation work. Please see our most recently filed SEC periodic reports for a complete discussion of the current status.

Growing Life and Annuity Sales

PHOENIX

Annuity Deposits



$824.2
$682.9
$514.2
$593.1
Full Year 2012
Full Year 2013
YTD Sept. 30, 2013
YTD Sept. 30, 2014

Annualized Life Premium



$2.9
$2.4
$1.9
$2.3
Full Year 2012
Full Year 2013
YTD Sept. 30, 2013
YTD Sept. 30, 2014

$ in millions

Momentum at Saybrus

PHOENIX

Saybrus Revenue



$22.9
$26.8
$18.4
$27.3
2012
2013
YTD Sept. 30, 2013
YTD Sept. 30, 2014

Saybrus EBITDA



$3.2
$3.5
$1.6
$4.8
2012
2013
YTD Sept. 30, 2013
YTD Sept. 30, 2014

$ in millions

Strong Holding Company Liquidity

PHOENIX



$144.5
$181.5
$152.0
As of Dec. 31, 2012
As of Dec. 31, 2013
As of Sept. 30, 2014

> Dividends from Phoenix Life are the primary source of cash flow for the holding company
  - $41.3 million paid through Sept. 30, 2014
  - $14.8 million paid in 4Q 2014

> Since 2012, primary uses for excess holding company capital include:
  - Capital contribution to benefit PHL Variable
  - Restatement and SEC reporting catch-up expenses and audit fees

$ in millions

PHOENIX